Federated MDT Balanced Fund
A Portfolio of Federated MDT Series
CLASS A SHARES (TICKER QABGX)
CLASS C SHARES (TICKER QCBGX)
CLASS R SHARES (TICKER QKBGX)
INSTITUTIONAL SHARES (TICKER QIBGX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2015
1. On June 20, 2016, Class R Shares will be closed to new accounts. New Class R Share purchases by existing Class R shareholders will continue to be permitted through the close of business on August 31, 2016. Beginning September 1, 2016, the Class R Shares will be re-designated as Class R6 Shares and will be available to new accounts as well as new purchases by existing shareholders.
2. All Class R Shares will operate up to and including close of business on August 31, 2016. When business opens on September 1, 2016, R Shares will be re-designated as Class R6 Shares. There is no action required by shareholders to effect this re-designation and there will be no disruption to accounts as a result of the re-designation. Please delete all references to Class R Shares effective as of September 1, 2016.
Effective as of September 1, 2016, please make the following changes:
3. Under “Fund Summary Information,” please delete the section “RISK/RETURN SUMMARY: FEES AND EXPENSES” in its entirety and replace it with the following:
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares (A), Class C Shares (C), Class R6 Shares (R6) and Institutional Shares (IS). You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 21.

Shareholder Fees (fees paid directly from your investment)	A	C	R6	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.00%[1]	0.75%	None	None
Other Expenses	0.64%	0.61%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.43%	2.15%	1.13%	1.13%
Fee Waivers and/or Expense Reimbursements[2]	0.09%	0.06%	0.05%	0.04%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.34%	2.09%	1.08%	1.09%
1	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective September 1, 2016, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, expenses allocated from affiliated partnerships, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, C, R6 and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.30%, 2.05%, 1.04% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$688	$978	$1,289	$2,169
Expenses assuming no redemption	$688	$978	$1,289	$2,169
C:
Expenses assuming redemption	$318	$673	$1,154	$2,483
Expenses assuming no redemption	$218	$673	$1,154	$2,483
R6:
Expenses assuming redemption	$115	$359	$622	$1,375
Expenses assuming no redemption	$115	$359	$622	$1,375
IS:
Expenses assuming redemption	$115	$359	$622	$1,375
Expenses assuming no redemption	$115	$359	$622	$1,375”
4. Under “Fund Summary Information,” please revise the “Average Annual Total Return Table” as follows:
“Replace all R class references with “R6.”
In addition, insert the following disclosure as the final sentence at the end of the first paragraph in the introduction:
“Prior to September 1, 2016, R6 class shares were known as R class shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, the R6 class does not include such 12b-1 fees and certain other expenses, and the performance shown below for the R6 class prior to September 1, 2016 reflects the higher R class expenses.”
5. Under “Fund Summary Information,” please delete the sections “PURCHASE AND SALE OF FUND SHARES–R Class” and “TAX INFORMATION” and replace them with:
“PURCHASE AND SALE OF FUND SHARES–R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
TAX INFORMATION
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.”
April 19, 2016

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453132 (4/16)
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